MUNIHOLDINGS
                                                                   CALIFORNIA
                                                                   INSURED
                                                                   FUND II, INC.

                               [GRAPHIC OMITTED]
                                                          STRATEGIC
                                                                   Performance

                                                              Semi-Annual Report
                                                               December 31, 1999

                  MuniHoldings California Insured Fund II, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund II, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                MuniHoldings California Insured Fund II, Inc., December 31, 1999

DEAR SHAREHOLDER

For the six months ended December 31, 1999, the Common Stock of MuniHoldings California Insured Fund II, Inc. earned $0.421 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 6.69%, based on a month-end net asset value of $12.49 per share. Over the same period, the Fund's total investment return was -10.23%, based on a change in per share net asset value from $14.38 to $12.49, and assuming reinvestment of $0.420 per share income dividends.

For the six-month period ended December 31, 1999, the Fund's Preferred Stock had an average yield of 3.50% for Series A and 3.12% for Series B.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended December 31, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and generally rising for the remainder of the year. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended December 31, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 60 basis points to 6.23% by December 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $225 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $100 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 18% compared to the corresponding period in 1998. Over the past three months, approximately $55 billion in securities was issued by municipalities nationally. This quarterly issuance also represented a decline of over 20% when compared to the same period in 1998. It is likely that many tax-exempt issuers accelerated their financings in recent months or decided to postpone issuance into early 2000 to avoid any potential Year 2000 (Y2K)-related disruptions at year-end. Consequently, December 1999 volume of issuance of approximately $14 billion declined more than 40% compared to 1998 levels. We expect decreased tax-exempt bond issuance to continue. Early estimates suggest that annual tax-exempt issuance in 2000 will be in the $210 billion-$215 billion range.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At December 31, 1999, long-term uninsured municipal revenue bond yields were more than 96% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that could possibly develop. However, this increased issuance also resulted in higher yield levels in the various asset classes, as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The over 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the six months ended December 31, 1999, our investment strategy has focused on seeking to enhance tax-exempt income. To achieve this goal, we kept the Fund at an above-average duration as well as fully invested. During this period, the price volatility in the fixed-income market, particularly the municipal market, was above average. This was the result of strong domestic growth, concerns about inflation, and the uncertainty of the Y2K situation. During the six months ended December 31, 1999, the long-term bond yield rose approximately 35 basis points, while long-term tax-exempt interest rates rose about 60 basis points. While this was not good for the total return of the Fund, it allowed us to purchase large coupon bonds, which have not been available in the California tax-exempt market since early 1995. This allowed us to generate for the Fund a higher level of tax-exempt income and limit the effects of any future interest rate volatility.

In Conclusion

On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund III, Inc. and MuniHoldings California Insured Fund IV, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, closed-end managed investment companies. All four entities have a similar investment objective and are managed by Fund Asset Management, L.P.

We appreciate your ongoing interest in MuniHoldings California Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

February 7, 2000


                                      2 & 3

                MuniHoldings California Insured Fund II, Inc., December 31, 1999

PROXY RESULTS

During the six-month period ended December 31, 1999, MuniHoldings California Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposals. With respect to Proposal 1, the meeting was adjourned until January 20, 2000. Proposals 2 and 3 were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                                       For          Against        Abstain
-----------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization among the Fund,
   MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured
   Fund III, Inc. and MuniHoldings California Insured Fund IV, Inc.                 Adjourned      Adjourned      Adjourned
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            From Voting
-----------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:                  Terry K. Glenn               9,114,924           522,667
                                                            Herbert I. London            9,115,680           521,911
                                                            Robert R. Martin             9,116,295           521,296
                                                            Andre F. Perold              9,115,680           521,911
                                                            Arthur Zeikel                9,107,191           530,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                                       For          Against        Abstain
-----------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche llp as the Fund's independent
   auditors for the current fiscal year.                                           9,170,101        87,864        379,626
-----------------------------------------------------------------------------------------------------------------------------

During the six-month period ended December 31, 1999, MuniHoldings California Insured Fund II, Inc.'s Preferred Stock shareholders voted on the following proposals. With respect to Proposal 1, the meeting was adjourned until January 20, 2000. Proposals 2 and 3 were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted  Shares Voted  Shares Voted
                                                                                       For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------------
1. To approve the Agreement and Plan of Reorganization among the Fund,
   MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured
   Fund III, Inc. and MuniHoldings California Insured Fund IV, Inc.                 Adjourned     Adjourned     Adjourned
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            From Voting
-----------------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors: James H.
   Bodurtha, Terry K. Glenn, Herbert I. London, Robert R.
   Martin, Joseph L. May, Andre F. Perold and
   Arthur Zeikel as follows:                                Series A                       1,703                7
                                                            Series B                       1,836                8
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted  Shares Voted  Shares Voted
                                                                                       For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte & Touche llp as the
   Fund's independent auditors for the current fiscal year
   as follows:                                              Series A                  1,703           0            7
                                                            Series B                  1,836           0            8
-----------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount   Issue                                                                        Value
====================================================================================================================================
California--98.4%     AAA     Aaa    $ 1,100   Alameda County, California, COP (Alameda County Medical Center Project),
                                               5.30% due 6/01/2026 (g)                                                      $    980
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      4,280   Alameda County, California, COP, Refunding (Capital Projects), 5% due
                                               6/01/2022 (a)                                                                   3,713
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      4,000   Bay Area Government Association, California, Revenue Refunding Bonds
                                               (California Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (f)         4,009
                      --------------------------------------------------------------------------------------------------------------
                                               California HFA, Home Mortgage Revenue Bonds, AMT:
                      AAA     Aaa      1,500     Series B, 5.25% due 2/01/2028 (a)(d)                                          1,303
                      AAA     Aaa      7,000     Series J, 5.55% due 8/01/2028 (g)                                             6,403
                      --------------------------------------------------------------------------------------------------------------
                      NR*     A2       5,000   California Health Facilities Finance Authority Revenue Bonds (Cedars-Sinai
                                               Medical Center), Series A, 6.25% due 12/01/2034                                 4,894
                      --------------------------------------------------------------------------------------------------------------
                                               California Health Facilities Finance Authority, Revenue Refunding Bonds,
                                               VRDN (h):
                      A1+     VMIG1+   5,000     (Adventist Hospital), Series A, 4.05% due 9/01/2028 (g)                       5,000
                      A1+     VMIG1+   1,600     (Sutter/Catholic Healthcare System), Series B, 4% due 7/01/2012 (a)           1,600
                      --------------------------------------------------------------------------------------------------------------
                      A1+     VMIG1+   1,800   California Pollution Control Financing Authority, PCR, Refunding
                                               (Pacific Gas and Electric), VRDN, Series E, 2.75% due 11/01/2026 (h)            1,800
                      --------------------------------------------------------------------------------------------------------------
                      AA-     Aa3      2,010   California State, GO, 6.25% due 9/01/2012                                       2,188
                      --------------------------------------------------------------------------------------------------------------
                                               California State Public Work Board, Lease Revenue Bonds (a):
                      AAA     Aaa      2,950     (Department of Corrections), Series A, 5.25% due 1/01/2021                    2,684
                      AAA     Aaa     20,000     (Various University of California Projects), Series C,
                                                   5.125% due 9/01/2022                                                       17,732
                      --------------------------------------------------------------------------------------------------------------
                      A+      A1       5,000   California State, Public Works Board, Lease Revenue Refunding Bonds
                                               (Trustees California State University), Series A, 5% due 10/01/2017             4,428
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      6,035   California State Veterans Bonds, GO, Refunding, AMT, Series BH,
                                               5.50% due 12/01/2024 (f)                                                        5,502
                      --------------------------------------------------------------------------------------------------------------
                                               California Statewide Communities Development Authority, COP:
                      BBB+    Baa1     3,500     (Catholic Healthcare West), 6.50% due 7/01/2020                               3,368
                      NR*     VMIG1+   1,100     (Continuing Care/University Project), VRDN, 4.05% due 11/15/2028 (h)          1,100
                      AAA     Aaa      2,890     (Huntington East Valley Hospital), 5.40% due 12/01/2027 (a)                   2,608
                      --------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniHoldings California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes


                                     4 & 5

                MuniHoldings California Insured Fund II, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount   Issue                                                                        Value
====================================================================================================================================
California            NR*     Aaa    $ 2,035   California Statewide Communities Development Authority, COP, Refunding
(concluded)                                    (San Diego State University Foundation), 5.30% due 3/01/2017 (a)             $  1,912
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa     16,770   Capistrano, California, Unified Public Financing Authority, Special Tax
                                               Revenue Refunding Bonds, First Lien, Series A, 5.70% due 9/01/2016 (a)         16,644
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      7,480   Central Coast Water Authority, California, Revenue Refunding Bonds (State
                                               Water Project Regional Facilities), Series A, 5% due 10/01/2022 (a)             6,507
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      2,060   Chaffey Community College District, California, COP, Refunding, 5.20%
                                               due 9/01/2023 (g)                                                               1,833
                      --------------------------------------------------------------------------------------------------------------
                      BBB     NR*      3,500   Contra Costa County, California, Public Financing Authority, Tax
                                               Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc.
                                               Redevelopment), 5.25% due 8/01/2028                                             2,940
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      5,305   Delta County, California, Home Mortgage Finance Authority, S/F Mortgage
                                               Revenue Bonds, AMT, Series A, 5.35% due 6/01/2024 (e)(g)                        4,681
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      2,505   Folsom Cordova, California, Unified School District, Refunding, COP (1998
                                               Financing Project), 5.25% due 3/01/2024 (f)                                     2,249
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      3,000   Fremont, California, Unified School District, Alameda County, GO,
                                               Refunding, 5.25% due 9/01/2019 (g)                                              2,758
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      2,300   Irvine, California, Unified School District, Special Tax, Community
                                               Facilities District Number 86-1, 5.375% due 11/01/2020 (a)                      2,138
                      --------------------------------------------------------------------------------------------------------------
                      NR*     Aaa     15,875   Los Angeles, California, Convention and Exhibition Center Authority, Lease
                                               Revenue Refunding Bonds, RITR, Series 21, 4.67% due 8/15/2018 (b)(g)           14,004
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      5,000   Los Angeles, California, Unified School District, GO, Series A, 5% due
                                               7/01/2021 (c)                                                                   4,351
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      1,080   Monrovia, California, Unified School District, GO, Series A, 5.375% due
                                               8/01/2022 (g)                                                                     997
                      --------------------------------------------------------------------------------------------------------------
                                               Mountain View, Los Altos, California, Unified High School District, GO,
                                               Series D (f):
                      AAA     Aaa      1,200       5.95%** due 8/01/2021                                                         321
                      AAA     Aaa      1,170       5.95%** due 8/01/2022                                                         294
                      AAA     Aaa      1,140       5.97%** due 8/01/2023                                                         269
                      AAA     Aaa      1,110       5.97%** due 8/01/2024                                                         246
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      6,000   Northern California Power Agency, Public Power Revenue Refunding Bonds
                                               (Hydroelectric Project Number One), Series A, 5.125% due 7/01/2023 (g)          5,288
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      9,995   Oakland, California, Alameda County, Unified School District, GO,
                                               Refunding, Series C, 5.50% due 8/01/2019 (c)                                    9,534
                      --------------------------------------------------------------------------------------------------------------
                      AAA     NR*      6,500   Sacramento, California, Cogeneration Authority, Cogeneration Project,
                                               Revenue Refunding Bonds, 5.20% due 7/01/2021 (g)                                5,853
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      8,000   Sacramento County, California, COP, Refunding (Public Facilities Project),
                                               4.75% due 10/01/2027 (a)                                                        6,477
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      5,055   San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                                               Bonds, Series A, 5.25% due 5/15/2027 (c)                                        4,516
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      4,325   San Diego, California, Unified School District, GO, Series A, 6.12%** due
                                               7/01/2017 (c)                                                                   1,524
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      2,500   San Francisco, California, Bay Area Rapid Transit District, Sales Tax
                                               Revenue Refunding Bonds, 5% due 7/01/2028 (a)                                   2,131
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      5,540   San Francisco, California, City and County Airport Commission,
                                               International Airport Revenue Bonds, Special Facilities Lease
                                               (SFO Fuel Co. LLC), AMT, Series A, 5.25% due 1/01/2022 (a)                      4,913
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      3,000   San Francisco, California, City and County Redevelopment Agency,
                                               Hotel Tax Revenue Refunding Bonds, 5% due 7/01/2018 (f)                         2,671
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      7,500   San Francisco, California, State Building Authority, Lease Revenue Bonds
                                               (San Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (a)        6,810
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      9,075   San Jose, California, Improvement Bond Act of 1915, Special Assessment
                                               Refunding Bonds, Reassessment District 98-216SJ-24P, 5.25%
                                               due 9/02/2015 (a)                                                               8,529
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa      3,000   San Jose-Santa Clara, California, Water Financing Authority, Sewer
                                               Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)                              2,785
                      --------------------------------------------------------------------------------------------------------------
                      AAA     NR*      5,000   Santa Clara, California, Unified School District, GO, 5% due 8/01/2022 (c)      4,347
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa     10,410   University of California, COP, Series A, 5.25% due 11/01/2024 (a)               9,334
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa     10,000   University of California, Revenue Refunding Bonds (Multiple Purpose
                                               Projects), Series E, 5.125% due 9/01/2020 (g)                                   8,938
====================================================================================================================================
                      Total Investments (Cost--$228,246)--98.4%                                                              215,106

                      Other Assets Less Liabilities--1.6%                                                                      3,391
                                                                                                                            --------
                      Net Assets--100.0%                                                                                    $218,497
                                                                                                                            ========
====================================================================================================================================

      (a)   AMBAC Insured.
      (b)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1999.
      (c)   FGIC Insured.
      (d)   FHA Insured.
      (e)   FNMA/GNMA Collateralized.
      (f)   FSA Insured.
      (g)   MBIA Insured.
      (h)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1999.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.

            See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of December 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................                 85.9%
AA/Aa ..................................................                  1.0
A/A ....................................................                  4.3
BBB/Baa ................................................                  2.9
Other+ .................................................                  4.3
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.


                                     6 & 7

                MuniHoldings California Insured Fund II, Inc., December 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of December 31, 1999
===================================================================================================================================
Assets:          Investments, at value (identified cost--$228,246,197) .............................                   $215,106,033
                 Cash ..............................................................................                         16,085
                 Interest receivable ...............................................................                      3,813,589
                 Prepaid expenses and other assets .................................................                         12,589
                                                                                                                       ------------
                 Total assets ......................................................................                    218,948,296
                                                                                                                       ------------
===================================================================================================================================
Liabilities:     Payables:
                   Dividends to shareholders .......................................................  $    252,390
                   Investment adviser ..............................................................       105,700
                   Offering costs ..................................................................        60,000          418,090
                                                                                                      ------------
                 Accrued expenses and other liabilities ............................................                         33,620
                                                                                                                       ------------
                 Total liabilities .................................................................                        451,710
                                                                                                                       ------------
===================================================================================================================================
Net Assets:      Net assets ........................................................................                   $218,496,586
                                                                                                                       ============
===================================================================================================================================
Capital:         Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (3,840 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference) .............                  $ 96,000,000
                   Common Stock, par value $.10 per share (9,806,948 shares issued and outstanding)   $    980,695
                 Paid-in capital in excess of par ..................................................   144,963,983
                 Undistributed investment income--net ..............................................       933,216
                 Accumulated realized capital losses on investments--net ...........................   (11,241,144)
                 Unrealized depreciation on investments--net .......................................   (13,140,164)
                                                                                                      ------------
                 Total--Equivalent to $12.49 net asset value per share of Common Stock
                    (market price--$11.8125) .......................................................                    122,496,586
                                                                                                                       ------------
                 Total capital .....................................................................                   $218,496,586
                                                                                                                       ============
===================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                 For the Six Months Ended December 31, 1999
===================================================================================================================================
Investment       Interest and amortization of premium and discount earned ..........................                   $  6,519,840
Income:
===================================================================================================================================
Expenses:        Investment advisory fees ..........................................................  $  638,730
                 Commission fees ...................................................................     122,395
                 Professional fees .................................................................      43,773
                 Transfer agent fees ...............................................................      19,648
                 Accounting services ...............................................................      17,387
                 Printing and shareholder reports ..................................................      12,882
                 Organization expenses .............................................................      11,898
                 Directors' fees and expenses ......................................................      11,696
                 Custodian fees ....................................................................       9,286
                 Listing fees ......................................................................       8,124
                 Pricing fees ......................................................................       3,437
                 Other .............................................................................       8,812
                                                                                                      ----------
                 Total expenses before reimbursement ...............................................     908,068
                 Reimbursement of expenses .........................................................     (58,822)
                                                                                                      ----------
                 Total expenses ....................................................................                        849,246
                                                                                                                       ------------
                 Investment income--net ............................................................                      5,670,594
                                                                                                                       ------------
===================================================================================================================================
Realized &       Realized loss on investments ......................................................                    (10,602,484)
Unrealized Loss  Change in unrealized depreciation on investments--net .............................                     (7,902,571)
on Investments                                                                                                         ------------
--Net:           Net Decrease in Net Assets Resulting from Operations ..............................                   $(12,834,461)
                                                                                                                       ============

===================================================================================================================================

                 See Notes to Financial Statements.


                                     8 & 9

                MuniHoldings California Insured Fund II, Inc., December 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six           For the
                                                                                                Months Ended        Year Ended
                                                                                                December 31,         June 30,
                    Increase (Decrease) in Net Assets:                                              1999               1999
================================================================================================================================
Operations:         Investment income--net ..............................................      $   5,670,594       $  11,147,488
                    Realized gain (loss) on investments--net ............................        (10,602,484)            867,427
                    Change in unrealized appreciation/depreciation on investments--net ..         (7,902,571)         (6,471,307)
                                                                                               -------------       -------------
                    Net increase (decrease) in net assets resulting from operations .....        (12,834,461)          5,543,608
                                                                                               -------------       -------------
================================================================================================================================
Dividends &         Investment income--net:
Distributions to      Common Stock ......................................................         (4,120,281)         (7,892,730)
Shareholders:         Preferred Stock ...................................................         (1,621,594)         (2,898,760)
                    Realized gain on investments--net:
                      Common Stock ......................................................                 --            (276,968)
                      Preferred Stock ...................................................                 --            (118,829)
                                                                                               -------------       -------------
                    Net decrease in net assets resulting from dividends and distributions
                      to shareholders ...................................................         (5,741,875)        (11,187,287)
                                                                                               -------------       -------------
================================================================================================================================
Net Assets:         Total decrease in net assets ........................................        (18,576,336)         (5,643,679)
                    Beginning of period .................................................        237,072,922         242,716,601
                                                                                               -------------       -------------
                    End of period* ......................................................      $ 218,496,586       $ 237,072,922
                                                                                               =============       =============
================================================================================================================================
                    * Undistributed investment income--net ..............................      $     933,216       $   1,004,497
                                                                                               =============       =============
================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived       For the Six        For the   For the Period
                    from information provided in the financial statements.          Months Ended     Year Ended  Feb. 27, 1998+
                                                                                    December 31,       June 30,    to June 30,
                    Increase (Decrease) in Net Asset Value:                             1999             1999         1998
=================================================================================================================================
Per Share           Net asset value, beginning of period ...........................  $   14.38        $  14.96    $   15.00
Operating                                                                             ---------        --------    ---------
Performance:        Investment income--net .........................................        .58            1.13          .38
                    Realized and unrealized gain (loss) on investments--net ........      (1.88)           (.57)         .01
                                                                                      ---------        --------    ---------
                    Total from investment operations ...............................      (1.30)            .56          .39
                                                                                      ---------        --------    ---------
                    Less dividends and distributions to Common Stock shareholders:
                      Investment income--net .......................................       (.42)           (.80)        (.21)
                      Realized gain on investments--net ............................         --            (.03)          --
                                                                                      ---------        --------    ---------
                    Total dividends and distributions to Common Stock shareholders .       (.42)           (.83)        (.21)
                                                                                      ---------        --------    ---------
                    Capital charge resulting from issuance of Common Stock .........         --              --         (.03)
                                                                                      ---------        --------    ---------
                    Effect of Preferred Stock activity:+++
                      Dividends and distributions to Preferred Stock shareholders:
                           Investment income--net ..................................       (.17)           (.30)        (.10)
                           Realized gain on investments--net .......................         --            (.01)          --
                         Capital charge resulting from issuance of Preferred Stock .         --              --         (.09)
                                                                                      ---------        --------    ---------
                       Total effect of Preferred Stock activity ....................       (.17)           (.31)        (.19)
                                                                                      ---------        --------    ---------
                       Net asset value, end of period ..............................  $   12.49        $  14.38    $   14.96
                                                                                      =========        ========    =========
                       Market price per share, end of period .......................  $ 11.8125        $  13.00    $   15.00
                                                                                      =========        ========    =========
=================================================================================================================================
Total Investment    Based on market price per share ................................      (6.09%)++++     (8.34%)       1.42%++++
Return:**                                                                             =========        ========    =========
                    Based on net asset value per share .............................     (10.23%)++++      1.66%        1.15%++++
                                                                                      =========        ========    =========
=================================================================================================================================
Ratios Based on     Total expenses, net of reimbursement*** ........................       1.26%*          1.09%         .38%*
Average Net Assets                                                                    =========        ========    =========
Of Common Stock:    Total expenses*** ..............................................       1.35%*          1.23%        1.19%*
                                                                                      =========        ========    =========
                    Total investment income--net*** ................................       8.44%*          7.42%        8.00%*
                                                                                      =========        ========    =========
                    Amount of dividends to Preferred Stock shareholders ............       2.41%*          1.93%        2.15%*
                                                                                      =========        ========    =========
                    Investment income--net, to Common Stock shareholders ...........       6.03%*          5.49%        5.85%*
                                                                                      =========        ========    =========
=================================================================================================================================
Ratios Based on     Total expenses, net of reimbursement ...........................        .73%*           .67%         .24%*
Total Average Net                                                                     =========        ========    =========
Assets:++***        Total expenses .................................................        .78%*           .75%         .75%*
                                                                                      =========        ========    =========
                    Total investment income--net ...................................       4.88%*          4.53%        5.05%*
                                                                                      =========        ========    =========
=================================================================================================================================
Ratios Based on     Dividends to Preferred Stock shareholders ......................       3.31%*          3.02%        3.65%*
Average Net                                                                           =========        ========    =========
Assets Of
Preferred Stock:

=================================================================================================================================
Supplemental Data:  Net assets, net of Preferred Stock, end of period (in thousands)  $ 122,497        $141,073    $ 146,717
                                                                                      =========        ========    =========
                    Preferred Stock outstanding, end of period (in thousands) ......  $  96,000        $ 96,000    $  96,000
                                                                                      =========        ========    =========
                    Portfolio turnover .............................................      68.88%          82.36%       64.17%
                                                                                      =========        ========    =========
=================================================================================================================================
Leverage:           Asset coverage per $1,000 ......................................  $   2,276        $  2,470    $   2,528
                                                                                      =========        ========    =========
=================================================================================================================================
Dividends Per       Series A--Investment income--net ...............................  $     447        $    775    $     262
Share on Preferred                                                                    =========        ========    =========
Stock Outstanding:  Series B--Investment income--net ...............................  $     398        $    735    $     257
                                                                                      =========        ========    =========
=================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Commencement of operations.
      ++    Includes Common and Preferred Stock average net assets.
      +++   The Fund's Preferred Stock was issued on March 19, 1998.
      ++++  Aggregate total investment return.

            See Notes to Financial Statements.


                                    10 & 11

                MuniHoldings California Insured Fund II, Inc., December 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valua tions. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization and offering expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $11,898 were expensed during the six months ended December 31, 1999. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended December 31, 1999, FAM earned fees of $638,730, of which $58,822 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1999 were $151,306,767 and $158,595,339, respectively.

Net realized gains (losses) for the six months ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)          Losses
--------------------------------------------------------------------------------
Long-term investments ................        $(10,832,552)        $(13,140,164)
Financial futures contracts ..........             230,068                   --
                                              ------------         ------------
Total ................................        $(10,602,484)        $(13,140,164)
                                              ============         ============
--------------------------------------------------------------------------------

As of December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $13,140,164, of which $88,320 related to appreciated securities and $13,228,484 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $228,246,197.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended December 31, 1999 and the year ended June 30, 1999 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 1999 were Series A, 5.50% and Series B, 5.30%.

Shares issued and outstanding during the six months ended December 31, 1999 and the year ended June 30, 1999 remained constant.


                                    12 & 13

                MuniHoldings California Insured Fund II, Inc., December 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended December 31, 1999, MLPF&S earned $60,386 as commissions.

5. Reorganization Plan:

On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund III, Inc. and MuniHoldings California Insured Fund IV, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have a similar investment objective and are managed by FAM.

6. Subsequent Event:

On January 6, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070000 per share, payable on January 28, 2000 to shareholders of record as of January 18, 2000.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Director of MuniHoldings California Insured Fund II, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUC


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                      HOLDCA II--12/99

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